UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 5, 2026
 WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd. Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (757) 627-9088
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market
7.00% Subordinated Convertible Notes due 2031	WHLRL	Nasdaq Capital Market

Item 2.02 Results of Operations and Financial Condition.

On March 5, 2026, Wheeler Real Estate Investment Trust, Inc. (the “Company”), issued a press release announcing that it had reported its financial and operating results for the three and twelve months ended December 31, 2025. A copy of the press release is hereby furnished as Exhibit 99.1 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission ("SEC") nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), unless specified otherwise.

Item 7.01 Regulation FD Disclosure

On March 5, 2026, the Company made publicly available certain supplemental financial information for the three and twelve months ended December 31, 2025 on its investor relations website, https://ir.whlr.us/.

This supplemental financial information is hereby furnished as Exhibit 99.2 to this Current Report on Form 8-K. The information contained in this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed "filed" with the SEC nor incorporated by reference in any registration statement filed by the Company under the Securities Act unless specified otherwise. The information found on, or otherwise accessible through, the Company's website is not incorporated into, and does not form a part of, this Current Report on Form 8-K or any other report or document the Company files with or furnishes to the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press release, dated March 5, 2026.
99.2	Supplemental financial information for the three and twelve months ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ M. Andrew Franklin
Name: M. Andrew Franklin
Title: Chief Executive Officer and President
Dated: March 5, 2026